                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ______________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of report (Date of earliest event reported)   May 16, 1999
                                                         ____________


                                U S WEST, Inc.
                           (Formerly "USW-C, Inc.")
            ________________________________________________________
               (Exact Name of Registrant as Specified in Charter)


         Delaware                        1-14087                 84-0953188
____________________________          ___________            ___________________
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)


                1801 California Street, Denver, Colorado 80202
________________________________________________________________________________
(Address of Principal Executive Offices)                              (Zip Code)


      Registrant's telephone number, including area code   (303) 672-2700
                                                           ______________


                                 USW-C, Inc.
________________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)



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================================================================================
Item 5.   Other Events.

     On May 17, 1999, U S WEST, Inc., a Delaware corporation ("U S WEST") and Global Crossing Ltd., a Bermuda company ("Global Crossing"), announced a definitive agreement to merge. A copy of the Global Crossing and U S WEST press release, dated May 17, 1999, and the Global Crossing and U S WEST joint analyst presentation, dated May 17, 1999 (the "Analyst Presentation"), are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

     Statements made in the Analyst Presentation that state the intentions, beliefs, expectations or predictions of Global Crossing, U S WEST or their respective managements for the future are forward-looking statements. It is important to note that both Global Crossing's and U S WEST's actual results could differ materially from those projected in such forward-looking statements. Information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the filings of each of Global Crossing and U S WEST with the U.S. Securities and Exchange Commission (the "SEC"). Copies of these filings may be obtained by contacting Global Crossing or U S WEST, as applicable, or the SEC.


Item 7. Exhibits.

        The following exhibits are filed as part of this Current Report on Form 8-K:

 Exhibit Number                                Exhibit
----------------                               -------

    99.1 Joint Press Release of Global Crossing Ltd., and U S WEST, Inc., dated May 17, 1999

    99.2 Joint Analyst Presentation of Global Crossing Ltd. and U S WEST, Inc., dated May 17, 1999


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                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     U S WEST, Inc.
                                     (Formerly "USW-C, Inc.")
                                         (Registrant)

                                    /s/  Thomas O. McGimpsey
                                    ____________________________
                                    Thomas O. McGimpsey
                                    Assistant Secretary

Date:  May 18, 1999

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                                 EXHIBIT INDEX



Exhibit No.                             Description
-----------                             -----------

   99.1 Joint Press Release of Global Crossing Ltd. and U S WEST, Inc., dated May 17, 1999

   99.2 Joint Analyst Presentation of Global Crossing Ltd. and U S WEST, Inc., dated May 17, 1999